CORRESP 1 1234567890 xxxxxxxx CORRESP DOCUMENT ASSEMBLED FOR VALIDATION PURPOSES ONLY ON aa

GUANGXI ZHENGE CERTIFIED PUBLIC ACCOUNTANTS

AUDIT REPORT

GUANG AUDIT (2003) No. 129

To LiuZhou United Machinery Company Limited

We accepted your appointment and audited the balance sheets of the Company as of Dec 31, 2002, the income statement and cash flow statement for the year 2002. These financial statements are the responsibility of the Company. Our responsibility is to express our audit opinion based on the financial statements. Our audit is conducted in accordance with the <CPAs of Peoples Republic of China's Independent Audit Statements>. During the audit process, we conducted examination on a test basis to the extent, we feel necessary, based on the Company's actual operations.

Via our audit, the Company did not consolidate subsidiaries which it has control, and did not include in the 2002 financial statements of such subsidiaries with assets of RMB126, 880,000, net equity of RMB110, 440,000, the 2002 sales of RMB79, 380,000, and net profit of RMB46, 007,200.

We believe, except for the above problem, the financial statements of the Company are in compliance with the <Enterprise Accounting Standards> and the <Enterprise Accounting Procedures>. The financial statements materially reflect the Company's financial conditions as of Dec 31, 2002 and the operational results and cash flow status for the year ended 2002, and the accounting principles are being applied consistently.

Based on the letter of LiuZhou City People's Government (ref. number: Liuzheng [2002]-62), "LiuZhou City People's Government is seeking approval to divest LiuZhou Universal Air Compressor Co., Ltd from LiuZhou United Machinery Co., Ltd". Guangxi Zhuang Autonomous Region People's Government replied with an approval (ref. number: Provincial Government Letter No. Guizheng [2003]-17). LiuZhou Universal Air Compressor Co., Ltd was divested in 2002. Therefore, the financial statements ended 2002 excluded such an entity.

In addition, the Company in October 2002 transferred land and other assets of RMB125, 815,600 to LEK and offset the amount against LEK's accounts receivables.

Attachments:
1. Balance Sheet as of Dec 31, 2002
2. Income Statement and Profit Distribution on Dec 31, 2002
3. Cash Flow Statement of year of 2002
4. Footnotes to the 2002 financial statements

Guangxi Zhengze Certified Public Accountants

by: Hu Kong Hwa, CPA

Chow Bin Long CPA

			LiuZhou UnitedMachinery Co. Ltd.
			BALANCE SHEET,as of 12/31/2002
Item	Ref	Opening balance	Closing balance	Item	Ref	Opening balance	Closing balance
		RMB	RMB			RMB	RMB

Cash and bank balance	1	2,446,309.62	13,041,783.09	Short term loan	51	30,990,000.00	27,990,000.00
Short term investment	2			Bills Payable	52
Less: Provision on short term investment	3			Trade Payable	53	18,516,463.57	18,833,552.32
Short term investment, net	4			Trade deposit received	54	12,941,063.05	18,674,187.64
Bills Receivable	5	134,676.20	478,000.00	Consignment sales payables	55
Dividend Receivable	6			Salary Payable	56	2,863,732.29	2,857,368.89
Interest Receivable	7			Welfare Payable	57	109,715.11	507,770.61
Trade Receivable	8	20,002,985.99	19,402,694.87	Dividend payables	58	614,939.87	614,939.87
Less: Provision on bad debts	9			Tax payable	59	13,312,026.42	14,772,085.49
Trade Receivable, net	10	20,002,985.99	19,402,694.87	Other trade payable	60	43,848,676.90	82,911,085.79
Other Receivable	11	32,804,744.37	26,555,643.01	Other trade receivables	61
Trade Deposit Paid	12	-299,290.62	4,442,504.76	Accrued expenses	62		86,811.82
Stock Deposits	13			Other debts	63
Subsidiary Receivable	14			Long term debts - current portion	64
Tariff Refund Receivable	15			Other current debts	65
Inventory	16	41,201,068.61	45,085,766.67	Total current liabilities	66	123,196,617.21	167,247,802.43
Among: Raw materials	17			Long term loan	67	19,289,371.00	19,489,371.00
Finished goods	18			Bonds payable	68	2,578,660.00	2,361,660.00
Less: Provision on inventory	19			Long term trade payable	69	139,379,248.96	13,563,672.82
Inventory, net	20	41,201,068.61	45,085,766.67	Other trade payable	70	106,102.09
Deferred expenses	21	881,690.67	21,643,522.16	Long term debts	71
Other currents assets	22			Within: reserve funds	72
Long term investment - current portion	23			Long term liabilities Total	73	161,353,382.05	35,414,703.82
Other current assets	24			Deferred tax credit	74
Current assets - total	25	97,172,184.84	130,649,914.56	Total liabilities	75	284,549,999.26	202,662,506.25
Long term investment - long term portion	26	45,760,820.56	70,736,512.59	Minorities interest	76
Within: Long term stockholder investment	27	45,080,376.79		Common stocks	77	70,000,000.00	70,000,000.00
Long term debt investment	28	180,300.00		Stated stocks	78
Less: provision on long term investment	29			Corporate stocks	79
Difference	30			Entities stocks	80	58,736,600.00	58,736,600.00
Fixed assets	31	119,117,627.14	94,281,127.58	Within: Stated owned stocks	81	41,180,000.00	41,180,000.00
Less: Accumulated depreciation	32	42,918,143.57	42,557,699.81	Entities owned stocks	82	17,556,600.00	17,556,600.00

Fixed assets, net of depreciation	33	76,199,483.57	51,723,427.77	Individual owned stocks	83	11,263,400.00	11,263,400.00
Less: impairment loss	34	3,130,148.46	3,130,148.46	Foreigners owned stocks	84
Fixed assets, net of impairment loss	35	73,069,335.11	48,593,279.31	Reserve	85	56,306,096.43	55,980,280.78
Minor assets	36	168,352.88	224,619.31	Contribution surplus	86	20,547,199.16	20,547,199.16
Development cost	37			Within: Reserved	87
Properties under development	38	10,575,840.98	573,116.64	Staff benefit reserved	88	151,353.55	1,375,353.55
Properties under development impairment loss39				Capital reserved	89
Fixed assets - total	40	83,813,528.97	49,391,015.26	* Other investment loss	90
Intangible assets	41	109,203,282.00		Retained earning	91	-95,453,478.48	-98,412,543.78
Within: Properties right	42			Exchange reserve	92
Deferred assets (long term)	43			Total shareholder equities	93	51,399,817.11	48,114,936.16
Within: long term	44				94
Transfer to fixed assets	45				95
Other long term assets	46				96
Within: other assets	47				97
Intangible and deferred assets	48	109,203,282.00			98
Deferred tax	49				99
Total Assets	50	335,949,816.37	250,777,442.41	Total liabilities and shareholders equities	100	335,949,816.37	250,777,442.41
Note: currency exchange rate US$1=RMB 8.2.

			LiuZhou UnitedMachinery Co. Ltd.
	Attachmentto B/S.Summary of Provisionson Assets, Investment & FixedAssets

			During 2002
Item		Opening Bal	Additional ReductionClosing Bal.
		RMB		RMB
I) Provision on Assets
(i) Bad Debts		30,731,102.43	2,409.45	30,733,511.88
Within: Accounts Receivable		10,620,909.35	2,409.45	10,623,318.80
Other Receivable		19,294,664.88		19,294,664.88
Trade Deposit Paid		815,528.20		815,528.20
(ii) Provision on Stock		23,685,107.93		23,685,107.93

(iii) Provision on Fixed Assets	3,130,148.46	3,130,148.46
(iv) Provision on Assets in Progress	1,063,958.68	1,063,958.68
		-
II) Total Long Term Investment	70,074,723.14	95,050,415.17
i) Long Term Investment	69,894,423.14	94,870,115.17
Within: Investment in Subsidiaries	69,894,423.14	24,975,692.03 94,870,115.17
ii) Long Term Bonds Investment	180,300.00	180,300.00

III) Fixed Assets
i) Fixed Assets Original Value	119,117,627.14	94,281,122.58
Within: Property	66,321,550.79	51,642,682.19
Equipment	48,329,451.89	48,329,451.89
Vehicle	4,466,624.46	3,940,438.83
ii) Acc. Depreciation	42,918,143.57	42,557,699.81
Within: Property	20,923,833.62	22,949,877.75
Equipment	20,668,633.65	18,288,584.56
Vehicle	1,325,676.30	1,317,237.50

Note: currency exchangerateUS$1=RMB 8.2.

		LiuZhou United Machinery Co. Ltd.
	IncomeStatement & Profit Distribution Statement
		For the year ended on 12/31/2002

		Opening balance	Closing balance
Item	Ref	RMB	RMB
1. Operating	revenue1	89,342,259.13	74,118,380.33
2.Operating revenue,net5		89,342,259.13	74,118,380.33
Less:(1) Operatingcosts6		71,348,253.67	73,783,834.03
Within: Exportationsales7costs
(2) Operatingtax and8 attachment567,729.63			254,027.58
3.Operating profit14		17,426,275.83	80,518.72
Add: Other operatingprofit15		558,981.89	45,254.50
Less:(1) Operatingexpenses16		4,103,391.50	4,772,896.97
(2) General expenses17		26,625,652.25	22,620,645.63
(3) Financialexpenses18		4,211,936.23	3,002,799.75
(4) Others	19	-
4.Operating profit20		-16,955,722.26	-30,270,569.13
Add: (1) Investmentincome21		8,189,829.81	33,655,513.17

(3) Subsidy revenue 23	300,000.00
Among: Before subsidy24 loss enterprise- subsidy		-
(4) Non-operating revenue25	325,758.05	42,691.74
Less:(1) Non-operating27 payable	243,735.61	4,576,935.76
5. Profit before tax31	-8,383,870.01	-1,149,299.98
Less: Income tax 32	208.73	-
6. Net profit (loss)	-8,384,078.74	-1,149,299.98
Add: (1) Opening balance36 inappropriate-87,069,399profit.74		-95,453,478.48
(3) Other adjustment38	-	-1,809,765.32
7. Supply appropriated39 profitin-95,453,478the year .48		-98,412,543.78
8. Inappropriate profit49	-95,453,478.48	-98,412,543.78
Note: currency exchange rate US$1=RMB8.2.

LiuZhou United Machinery Co. Ltd.
Cash Flow Statement
Dec.31, 2002

Item	Ref Amount Item Ref Amount Item Ref Amount
1.Operating activities13. Cash on financing activities23 Property, plant and equipment45 2,510,250
Cash receivedy onandprofessionalsales commodit
service	2 100,324,299Cash .39received on investment24 - incomeFinancial expenses 46 3,003,130
Tax refund	3 Cash received on loan25 27,690,000receivable.00Less: Investment loss 47 -
Cash received on other receivable and other
Cash received fromother4 44,647receivablefinances.28 activities 26 Less: Deferred profit48 tax-
Total cash income	5 100,368,946.67Total cash income 27 27,690,000.00Less Provision on obsolete49 3,878,698
Cash paid on purchase6and34,078,455professional.55Cash paid serviceon debts payable28 24,690,000.00Increasenginactivities50operati -2,107,597
Cash ppropriatedon ,profitstock or interest
Cash paid on staffpayable7 18,383,687return.59 payable 29 3,052,023.15Decrease in operating51 46,964,373activates
Tax payable	8 5,560,980.46Other payable andctivities30cash on financesOthers a 52 -72,365,867
Other payable andcash9 on36,776,643operating.21Cash payableactivitiesTotal 31 27,742,023Net .15cash onitiesoperating53 5,569,179activ
Total cash on payable1094,799,766.81Cash on finances activities32 -52,023net.15 54
Cash on operatingactivities,11 5,569,1794net. Exchange.86ate to rcash 33 Assets transfer from55 debts-
2. Cash on investmentactivities12 5. Cash andt cashnet equivalen34 10,655,473Corporate.47bonds payable - current portion 56 -
Cash received on investment13 5,635,283return.19Supplemental information35 Financing rent property,57 - plant
Cash received oninvestment14 - incomeTransferredtofrominvestment36income - Others 58 -
Cash on purchase quipment;of property, plant and e
Intangible assetsand15other longNet termProfitassets 37 -1,149,2993. Cash.98 and cash equivalent:59
Cash received on	other16 receivableAdd: Impairmentand investmentloss38 Cash balance as of 60year13,041,783ended activities
Total cash income 17 5,635,283.19Depreciation expenses39 4,081,953.01Less: Beginning cash61 balance2,446,309
Cash ong property,buildinplant andquipment;
Intangible assets and18other496,966.43Intangiblelong term assetsassetspayable40 - Add: Closing cash equivalent62 60,000.
Cash on investment 19 Long term deferredn expenses41 - amortizatioLess: Opening cash equivalent63 -
Other payable and cash20 on investmentLess: Deferred activitiesexpenses 42 20,761,831Net .49cash and cash equivalent64 10,655,473
Total cash paid 21 496,966.43Less: Paid in advance43 65
Handing property,plant andquipment;
Cash on investment activities,22 5,138,316Intangiblenet.76 assets and44 other-8,292long.82 term assets loss66
Note: currency exchange rate US$1=RMB 8.2.

LIUZHOU UNITED MACHINERY COMPANY LIMITED (PREDECESSOR OF LEK)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2002

Expressed in Renminbi ("RMB") unless otherwise stated

1. ORGANIZATION AND OPERATIONS

LiuZhou United Machinery Company Limited (the "Company", "Predecessor of LEK") was established in the People's Republic of China (the "PRC") on December 23, 1996. Pursuant to the approval document No. [Corp] 4500001000944 (2-2), the Company's registered capital is RMB1,132,650,000. The Company consists of LiuZhou Universal Air Compressor Co. Ltd. and LiuZhou Li Fu Machinery Co. Ltd. with its business scope in production and sale of air compressors, plastic injection molding machines, air cleaner, filtering machines, electrical cabinets and after sales services. During the current of 2002, according the Company's extraordinary shareholders meeting and an approval of GuangXi People's Government, the Company is to divest LiuZhou Universal Air Compressor Co Ltd. In 2002, LiuZhou Universal Air Compressor Co. Ltd. has been divested from the Company.

2. PRINCIPAL ACCOUNTING POLICIES

1. Accounting principal

The accompanying financial statements of the Company are prepared in accordance with PRC Generally Accepted Accounting Principles (PRC GAAP). As of December 31, 2002, there is no short-term investment, loan and therefore no provision is considered necessary. Adequate provisions were made on long term investment, inventories, fixed assets, construction in progress, trade deposit paid (included trade receivable, other receivable and trade deposit paid) in according to the stated rules.

2. Calendar Year

The Company used the calendar year as their accounting year, which covered the period from January 1 to December 31.

3. Accounting basis and evaluation principle

The Company recorded under an accrual basis. Evaluation basis is based on historical costs.

4. Accounting units and foreign currency exchanges

Each entity within the Company maintains its books and records in RMB (Renminbi). Exchange differences arising on the settlement of monetary items other RMB, than at rates different from those at which they were initially recorded during the periods are recognized in the statement of income in the period in which they arise.

5.	Cash and cash equivalents standards.

1. Cash equivalents represent short-term, highly liquid investments which are readily convertible into known amounts of cash and which were within three month or less of maturity when acquired and are subject to an insignificant risk of change in value.

2. No monetary assets in this year

6. Provision on Accounts receivable and other receivables
(1) Estimate basic
1. In China, if debtors bankrupted or deceased, the remaining assets can not meet the outstanding liabilities, or
2. Debts aged over 3 years cannot be collected, the amount is fully written off.
(2) Provision policy was prepared as follows (No provision for the related companies):

3 to 5 years: 60% reserved as bad debt. Over 5 years: 100% reserved as bad debt.

7. Inventories

Inventories include raw material, work in process, and finished goods. Raw material is valued at standard cost, amortized the difference at period end;

Work in process and finished goods is valued at actual cost. Low value mass disposable items are treated as expenses.

8. Short-term investment
No short-term investment occurred during the year.
9. Long-term investments

Long-term investments included long term long term bonds investment and long term capital investment

(1) Long term bonds investment is recorded based on the actual face value of payment less discounts, service charges, and other interest cost may incur. The difference between the face value of the bonds and actual cash paid for the bonds are treated as amortization of investment in bonds, under the straight-line method.

(2) Long term capital investments included the marketable securities and other equity investments. The Company had seven investments during the year which were LiuZhou Li Feng Air Compressor Plant ("Air Compressor Plant"), LiuZhou Li Feng Trading Limited ("Trading") LiuZhou Li Fu Machinery Co., Ltd (" Li Fu Company"), LiuZhou Yi Feng Screw Compressor Co., Ltd (" Yi Feng Screw"), LiuZhou Cast Plant ("Cast Plant"), LiuZhou Li Feng Pressure Container Plant ("Conditioner Plant") and Li Feng Logistic Company Ltd ( "Logistic Company"). The carrying values of the investment are based on actual invested dollars, or market value with independent surveyor valuation. The investment of Li Fu is on equity method and others are recorded under cost method. 7 entities are not consolidated into the Company financial statements.

(3) Long term investments are valued at a lower-of-cost-or-market method, when book value is higher than market value, the difference recorded as provisions.

10. Property, plant and equipment and depreciation

Property, plant and equipment are over 1 year life, at least two years, and are over RMB 2,000 value. It includes machinery, transportation equipment, office equipment, building and architectural structures. The value is stated at i) New Company Established, record at valuation cost; ii) New fixed assets purchased recorded at purchase price iii) At period end, are valued at lower of book value or market value, when book value is higher than market value, the difference recorded as impairment loss.

Depreciation is calculated using the straight-line method to write off the cost, after taking into account the estimated

residual value (5% of initialcost), of each asset over itsexpected useful life.			The expected useful lives are as
follows:
Nature	Useful life Residualvalue (%) Rate (peryear)
Buildings	25-50 years	5	2.5%
Machinery and equipment	12-25 years	5	7.5%
Office equipment	9-10 years	5	10%
Motor vehicles	11-12 years	5	8.5%

11. Construction-in-progress

Construction-in-progress represents plant and properties under construction and has reached usable stage, is stated at cost. This includes cost of construction, plant and equipment and other direct costs plus financing costs which include interest charges and exchange differences arising from foreign currency borrowings used to finance these projects during the construction period, to the extent that they are regarded as adjustment to interest costs. At period end, Construction-in-progress valued at lower of book value or market value, when book value is higher than market value, the difference recorded as impairment loss.

12. Intangible Assets

Intangible assets are recorded at purchase cost and are amortized over the useful life. At period end, Intangible Assets valued at lower of book value or market value, when book value is higher than market value, the difference recorded as impairment loss

13. Long term-deferred assets

Long term deferred assets excluding initial start-up expenses, are organization expenses deferred over one year (excluded less than one year) or other expenses. Deferred expenses are included in the operating expenses of the period incurred.

14. Principle of Capitalization of borrowing cost and treating as expenses

In accordance with the <Borrowing Cost Accounting Standard>, cost of borrowing include interest charges and other costs incurred in connection with the borrowing of funds, must be incurred in order ensure assets to achieve its planned long term purpose then the cost can be capitalized. If a construction of fixed asset is stopped over 3 months, the capitalization of borrowing cost must also be stopped. Such cost must be treated as expenses until asset construction re-started again. When the assets reached its planned usable stage, additional borrowing must be treated as expense, instead of being capitalized.

15. Revenue Recognition

A sale/revenue is recognized when, and only when an enterprise has a present the goods/services to the buyer, and the goods/services related risks (legal or constructive) and its control/title over such goods/services has transferred to buyer and the sales receipt has obtained substantial evidence and is supported by its related costs, the revenue can be recognized.

16. Income Tax

The income tax charge of Company is based on profit for the year and considers as a tax payable

3.	TAXATION ITEMS

1.	Sales tax- Based on <PRC Temporary Sales Rules>, the 17% rate to be deducted from the actual transaction amount

2.	Business Tax- applying to rental income based on <PRC Business Temporary Rule>, at 5% rate.

3.	City Maintenance Tax- based on 7% of sales tax amount.

4.	Education Levy- based on 3% of sales tax and Business.

5.	Income Tax- based on 33% of net profit.

4. ACCOUNTING POLICY, ACCOUNTING ESITMATE CHANGE AND ACCOUNTING IMPLICATIONS

In the current year, based on the Board of Directors resolutions, the company made a bad debt provision of RMB30,700,000 against A/R, and other receivables, a reserve for inventories provision of RMB23,680,000, a provision for long term investment of RMB24,310,000, a provision for fixed assets RMB3, 130,000, a provision for constructions of RMB1,060,000. Thus total accumulated provision of RMB82,880,000 which lead to a reduction against net profit.

5. REGARDING TO THE OPENING BALANCE

Based on Shareholder meeting and the government approval, the divesture of LiuZhou Universal Air Compressor Co., Ltd. is completed in 2002, thus LiuZhou Universal Air Compressor Co., Ltd. is excluded from the year end balance of 2002. For comparison purposes, the beginning balance also excluded Universal's figures.

6. DESCRIPTION OF CONSOLIDATED STATEMENTS

1. The Company consolidated the following subsidiaries:

Registration			Whether
Subsidiary capitalName Capital injectionInvestmentcostEquities		interestInvestmentmade

A Air CompressorRMB 450,000Plant RMB .450,000RMB .300,000.000.60		Sep	1999No
B Cast Plant RMB 127,000RMB .127,000RMB12,700,000.	1.00.00	Sep	1999No
C Ya Rong PlantRMB 590,000RMB .590,000RMB .590,000.001.00		Jan	1992No
D Trading CompanyRMB 930,000RMB .930,000RMB .930,000.001.00		Jan	1996No
E Supply CompanyRMB2,000,000RMB2,000,000. RMB2,000,0001.	.00	Mar	1994No
F Li Fu CompanyUSD3,750,000USD3,750,000. USD2,700,000.	0.7200	Apr	1994No
G Yi Feng Company USD3,000,000USD2,550,000. USD2,250,000.	0.8800	Mau	1994No

2.	The Company did not consolidate any financil statements from its subsidiaries

3.	Subsidiaries' key financials

Total Assets Operating
Subsidiary RMBName Net AssetsrevenueProfitNet profit

A Air Compressor2,270,000Plant .310,000.1,690,000-18,300. .-18,300.00
B Cast Plant 4,750,000-1,830,000. .1,200,000-1,550,000. -1,550,000. 0.0
C Ya Rong Plant 3,680,000.120,000.1,950,000-76,100. .-76,100.00
D Trading Company4,860,000.1,480,000.3,610,000.20,900.15,500.00
E Supply Company1,670,000.1,930,000.160,000.-96,000.-96,000.00
F Li Fu Company91,590,000.91,340,000.69,830,000.59,580,000.49,750,000.00
G Yi Feng Company18,060,000.17,090,000.940,000-2,010,000. -2,010,000.	.00

Total 126,880,000.110,440,000.79,380,000.55,842,60046,007,200.	.00

7.	EXPLANATIONS TO THE ITEMS IN FINANCIAL STATEMENTS

1.	Cash and bank balance

Item	12/31/200112/31/2002

Cash	137,168.6119,133.18
Banks	balance2,309,141.0113,022,649.91

Total	2,446,309.6213,041,783.09

2. Trade receivable

12/31/200112/31/2002

In accounts	30,623,895.3430,026,013.67
Less: Provision	on bad debts10,620,909.3510,623,318.80

Trade receivable20,002,985net .9919,402,694.87

3. Other trade receivable

12/31/200112/31/2002

In accounts 52,099,409.2545,850,307.89
Less: Provision on bad debts19,294,664.8819,294,664.88

Other trade receivable net32,804,744.3726,555,643.01

4. Trade deposit paid

12/31/200112/31/2002

In accounts 516,237.5,258,032.96
Less: Provision815,528on bad.20815,528debts.20

Net trade deposit-299,290paid.624,442,504.76

5. Inventory

Item	12/31/200112/31/2002

Raw materials	8,823,155.4215,254,495.91
Low consumable	goods552,465.98610,538.48
Work in process26,660,109.5419,056,342.22
Finished goods27,953,692.6033,849,497.99

Total	64,886,176.5468,770,874.60
Less: Provisionon obsolete23,685,107.9323,685,107.93

41,201,068.6145,085,766.67

6.	Deferred expenses closing balance is RMB21,643,552.16

7.	Property, Plant and Equipment and accumulated depreciation

At cost	12/31/200112/31/2002

Property,	plant and equipment119,117,627.1494,281,127.58
Buildings	66,321,550.7951,642,682.19
General equipment48,329,451.8938,698,006.56
Transportationequipment4,466,624.463,940,438.83

Total	119,117,627.1494,281,127.58
Accumulateddepreciation
Buildings	20,923,833.9322,949,877.
General equipment	20,668,633.6518,288,584.
Transportationequipment	1,325,676.301,319,237.50

Total	42,918,143.8842,557,699.

Property,	plant and equipmentnet76,199,483.2651,723,427.77

Less: Property,	plant and3,130,148equipment6 3,130,148. impairment.46	loss

Property, plantand equipment net73,069,335.1148,593,279.31

8. Properties under development

	12/31/200112/31/2002

Book amount	11,639,799.661,637,075.32
Less: Properties	under1,063,958development.681,063,958impairment.68	loss

Properties undernetdevelopment10,575,840.98573,116.64

9.	Intangible assets opening balance is RMB109,203,282. Closing balance is RMB0.

10.	Accounts Payable

Within 3 years18,516,463.5718,691,909.53
3-5 years	141,642.79
Over 5 years
Total	18,516,463.5718,833,552.32
Accounts Payabledid not has any		5% or more

11. Trade deposit paid
Aging Categories12/31/200112/31/2002

Within 3 years12,941,063.0518,674,187.64
3-5 years	0.00	0.00
Over 5 years	0.00	0.00
Total	12,941,063.05 18,674,187.64
Note: Trade	depositnot relatedreceivedingto any5%didorcompanymore shareshav

12. Tax payable
Item	12/31/200112/31/2002

Value	add tax9,585,409.589,654,672.32
Corporatetax-9,000.00-8,891.70
Constructiontax577,377.69605,745.96
Other	tax3,158,239.154,520,558.91

Total	13,312,026.4214,772,085.49

13. Other accounts payableclosing balance RMB82, 106,356.43
Major items components:
Name	12/31/2002

Fine	21,643,522.16
LF company	28,916,568.80
Retirement	reserve5,869,930.10

Staff	reserve 4,496,484.27

14. Share capital
Stockholder12/31/200112/31/2002

Stated stocks41,180,00041,180,000
Entities stocks17,556,60017,556,600
Individual stocks11,263,40011,263,400

Total 70,000,00070,000,000

8. CONTINGENT LIABILITIES

The Company has no contingent liabilities regarding lawsuit and bills being discounted.

9.	COMMITMENT

As of the report date, there is no commitment made by the Company.

10.	POST BALANCE SHEET EVENTS

As of the report date, there is no post balance event

11.	ESTABLISHMENT AND DIVESTURE OF THE COMPANY

1.	On August 19, 1997, LiuZhou City People's Government's letter No. (1997)-03, agreed to change name of LiuZhou Li Feng Machinery Co Ltd. to LiuZhou United Machinery Co Ltd. Also the letter agrees to invite LiuZhou Universal Air Compressor Co. Ltd. joining the Company, using the net equity, via an appraisal, to exchange LiuZhou United Machinery Co. Ltd. On November 30, 1997, it was agreed to accept the value of LiuZhou Universal Air Compressor Co., Ltd, based on LiuZhou CPA firm's report No. 1997-20, as a basis of LiuZhou Universal Air Compressor Co., Ltd.'s capital contribution to LiuZhou United Machinery Co Ltd.

	2.	Based on the extraordinary resolution made at the Company's shareholders meeting, and the approval from GuangXi Zhuang Autonomous Region People's Government number (2003)-17 "Guangxi Zhuang Autonomous Region People's Government, approves the divesture of LiuZhou Universal Air Compressor Co., Ltd. letter". In 2002, LiuZhou Universal Air Compressor Co., Ltd has been divested from the Company.

	3.	In addition, according to LiuZhou City People's Government letter number (2002)-70, "LiuZhou City People's Government's reply to dissolve LiuZhou Air Compressor Holdings Company ("Holdings Company")" agrees to dissolve LiuZhou Air Compressor Holdings Company and approved the independent operations of Holdings Company's two subsidiaries, LiuZhou General Air Compressor Co., Ltd ("Liukong") and Liuzhou No. 2 Air Compressor Factory (former name of LEK). Each of these two entities is to operate on its own, and responsible for its performances. In August 12, 2002, LiuZhou City People's Government also agreed the establishment of LEK, and allocated the existing land (approved in 1994) and all its assets, totally of RMB125,815,576.14 to LEK, thus offset the long term liabilities to LEK.

12DOTHER DISCLOSURE

The Company borrows money from banks, using its land as collaterals.

Validated by a corporate seal of LiuZhou United Machinery Co. Ltd. March 23, 2003